NUMBER

C

SHARES

COMVERSE, INC.

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 20585P 10 5

THIS CERTIFIES THAT:

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

COMVERSE, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(New York, NY)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

PROOF OF: SEPTEMBER 12, 2012

COMVERSE, INC.

WO 5944 FC

OPERATOR: MR

REV.1

ABnote North America
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003

SALES: HOLLY GRONER 931-490-7660

Colors selected for printing: Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ____MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT (TRANS) MIN ACT	Custodian
TEN ENT	– as tenants by the entireties	(Cust)	(Minor)
JT TEN	– as joint tenants with right	under Uniform Gifts (Transfer) to Minors
	of survivorship and not as	Act
	tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                   hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ABnote North America 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF: SEPTEMBER 5, 2012 COMVERSE WO 5944 BK
SALES: HOLLY GRONER 931-490-7660	OPERATOR: MR
NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:         OK AS IS          OK WITH CHANGES          MAKE CHANGES AND SEND ANOTHER PROOF